                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  -----------


                                    FORM 8-K




                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





       Date of Report (Date of Earliest Event Reported): January 27, 2000
                                                        -------------------


                           Commission File No. 1-10677



                          INTEGRATED ORTHOPAEDICS, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




              TEXAS                                    76-0203483
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


                5858 Westheimer, Suite 500, Houston, Texas 77057
                ------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (713) 225-5464
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective December 31, 1999, Integrated Orthopedics, Inc., ("IOI" or the "Company") and IOI Management Services of Colorado ("IOI of Colorado"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Colorado and Front Range Orthopedic Center, P.C. ("FROC"). In conjunction with the transaction, IOI of Colorado sold all of its assets to FROC and FROC, P.C. The transaction was completed on January 27, 2000.

         The transaction value of $2,087,000 is comprised of cash, secured promissory notes, and the assumption by FROC, P.C. of certain liabilities.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Unaudited Pro Forma Financial Information (attached following the signature page):

                  Unaudited Pro Forma Condensed Combining Statement of Operations for the nine months ended September 30, 1999

                  Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended December 31, 1998

                  Unaudited Pro Forma Condensed Combining Balance Sheet - September 30, 1999

                  Notes to the Unaudited Pro Forma Condensed Combining Financial Statements

(c)      Exhibits

                10.1 Asset Purchase Agreement dated January 27, 2000, by and between IOI Management Services of Colorado, Inc., and Front Range Orthopedic Clinic, P.C.

                10.2 Asset Purchase Agreement dated January 27, 2000, by and between IOI Management Services of Colorado, Inc., and FROC, P.C.

                10.3 Agreement to Terminate the Management Agreement effective as of December 31, 1999, by and between FROC, P.C., and IOI Management Services of Colorado, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGRATED ORTHOPAEDICS, INC.



                                     By:  /s/    Laurie Hill Gutierrez
                                          ------------------------------
                                          LAURIE HILL GUTIERREZ
                                          Chief Financial Officer
                                          Senior Vice President



Dated: February 11, 2000

                          INTEGRATED ORTHOPAEDICS, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS



The following unaudited pro forma condensed financial statements have been prepared based on historical financial statements of the Company after giving effect to the transaction and the adjustments outlined in the accompanying notes. The Unaudited Pro Forma Condensed Combining Balance Sheet as of September 30, 1999 gives effect to the transaction as if it had occurred on September 30, 1999. The Unaudited Pro Forma Condensed Combining Statements of Operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 give effect to the transaction as if it had occurred on January 1, 1999 and 1998, respectively.

Effective December 31, 1999, Integrated Orthopedics, Inc., ("IOI" or the "Company") and IOI Management Services of Colorado ("IOI of Colorado"), a wholly-owned subsidiary of IOI, entered into an agreement to terminate the Management Services Agreement between IOI of Colorado and Front Range Orthopedic Center, P.C. ("FROC"). In conjunction with the transaction, IOI of Colorado sold all of its assets to FROC and FROC, P.C. The transaction was completed on January 27, 2000.

The transaction value of $2,087,000 is comprised of cash, secured promissory notes, and the assumption by FROC, P.C. of certain liabilities.

These Unaudited Pro Forma Condensed Combining Financial Statements do not purport to present the financial position or results of operations of the Company had the above transactions occurred on the dates specified, nor are they necessarily indicative of results of operations that may be expected in the future. The Unaudited Pro Forma Condensed Combining Financial Statements are qualified in their entirety by reference to, and should be read in conjunction with, the Company's audited consolidated financial statements for the year ended December 31, 1998, included in the Company's Annual Report on Form 10-K, the Company's unaudited condensed consolidated financial statements for the quarter ended September 30, 1999, included in the Company's Quarterly Report on Form 10-Q.

                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                   CONDENSED COMBINING STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                 (IN THOUSANDS)


                                                     INTEGRATED        PRO FORMA                        PRO FORMA
                                                   ORTHOPAEDICS,      ADJUSTMENTS       REF. #          INTEGRATED
                                                      INC. (1)                                      ORTHOPAEDICS, INC.
                                                   ---------------  -----------------  ---------    -------------------
                                                                                                    <C
Revenues                                             $  8,447         $ (1,432)           2            $  7,015

Costs and expenses:
     Practice compensation and benefits                 3,174             (577)           2               2,597
     Other direct costs                                 3,135             (397)           2               2,738
     General and administrative                         4,695               --                            4,695
     Depreciation and amortization                      1,312             (264)         2,3               1,048

                                                     --------         --------                         --------
                                                       12,316           (1,238)                          11,078

Loss From Operations                                   (3,869)            (194)                          (4,063)

Interest income                                           172               66            4                 238
Interest expense                                         (419)               2            5                (417)
                                                     --------         --------                         --------

Loss Before Income Tax Benefit                         (4,116)            (126)                          (4,242)

Income Tax Benefit                                      1,514               47            6               1,561
                                                     --------         --------                         --------

Net loss before extraordinary items                  $ (2,602)        $    (79)                        $ (2,681)
                                                     ========         ========                         ========


Loss applicable to common shares                     $ (4,655)        $    (79)                        $ (4,734)
                                                     ========         ========                         ========

Loss per common share:

       Basic and diluted                             $  (0.72)        $  (0.01)                        $  (0.73)
                                                     ========         ========                         ========

Weighted average common
     shares outstanding                                 6,496            6,496                            6,496

   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                   CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (IN THOUSANDS)

                         INTEGRATED PRO FORMA PRO FORMA
                   ORTHOPAEDICS, ADJUSTMENTS REF. # INTEGRATED


                                                 INTEGRATED        PRO FORMA                        PRO FORMA
                                               ORTHOPAEDICS,      ADJUSTMENTS       REF. #          INTEGRATED
                                                  INC. (1)                                      ORTHOPAEDICS, INC.
                                               ---------------  -----------------  ---------    -------------------
Revenues                                         $ 12,218          $ (1,520)          2              $ 10,698

Costs and expenses:
     Practice compensation and benefits             4,374              (630)          2                 3,744
     Other direct costs                             4,047              (546)          2                 3,501
     General and administrative                     6,593                --                             6,593
     Depreciation and amortization                  1,531              (227)        2,3                 1,304
     Special Charges                                2,946                                               2,946
                                                 --------          --------                          --------
                                                   19,491            (1,403)                           18,088
                                                 --------          --------                          --------

Loss From Operations                               (7,273)             (117)                           (7,390)

Interest income                                       493                85           4                   578
Interest expense                                     (447)                                               (447)
                                                 --------          --------                          --------

Loss Before Income Tax Benefit                     (7,227)              (32)                           (7,259)

Income Tax Benefit                                  2,300                12           6                 2,312
                                                 --------          --------                          --------
Net loss before extraordinary items              $ (4,927)         $    (20)                         $ (4,947)
                                                 ========          ========                          ========

                                                 ========          ========                          ========
Loss applicable to common shares                 $ (7,466)         $    (20)                         $ (7,486)
                                                 ========          ========                          ========

Loss per common share:
                                                 ========          ========                          ========
       Basic and diluted                         $  (1.16)         $  (0.00)                         $  (1.16)
                                                 ========          ========                          ========

Weighted average common
     shares outstanding                             6,459             6,459                             6,459


   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                INTEGRATED ORTHOPAEDICS, INC. UNAUDITED PRO FORMA
                        CONDENSED COMBINING BALANCE SHEET
                        SEPTEMBER 30, 1999 (IN THOUSANDS)


                                                 INTEGRATED          PRO FORMA                    PRO FORMA
                                                 ORTHOPAEDICS,       ADJUSTMENTS         REF.     INTEGRATED
                                                 INC. (1)            INCREASE/           #        ORTHOPAEDICS,
                                                                     (DECREASE)                   INC.
                                                 -------------       -----------                  -------------
ASSETS
Current Assets:
     Cash and cash equivalents                      $  3,299          $    700             7        $  3,999
     Accounts receivable, net                          2,789              (465)            9           2,324
     Other current assets                                867               240           7,8           1,107
     Deferred income taxes                             4,047               853            14           4,900
                                                    --------          --------                      --------
          Total Current Assets                        11,002             1,328                        12,330
Property and Equipment (including capital leases)      5,115              (532)            9           4,583
Less:  Accumulated depreciation and amortization      (2,529)              113             9          (2,416)
                                                    --------          --------                      --------
Net property and equipment                             2,586              (419)                        2,167
Management services agreements, net                   27,452            (5,460)           10          21,992
Other assets                                             156               639           7,8             795
                                                    --------          --------                      --------
TOTAL ASSETS                                        $ 41,196          $ (3,912)                     $ 37,284
                                                    ========          ========                      ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                               $    172          $    (19)            8        $    153
     Accrued liabilities                               2,522                93          8,15           2,615
     Current maturities of notes payable and             385               (69)            8             316
        capital lease obligations
                                                    --------          --------                      --------
          Total Current Liabilities                    3,079                 5                         3,084
Notes Payable                                            868                --                           868
Obligations under capital leases                         874              (266)           11             608
Deferred income taxes                                 10,200            (2,199)           12           8,001
                                                    --------          --------                      --------
          Total Liabilities                           15,021            (2,460)                       12,561
                                                    --------          --------                      --------
Commitments and contingencies                             --                --                            --
Stockholders' Equity:
     Preferred stock                                       3                --                             3
     Common stock                                          7                --                             7
     Additional paid-in capital                       48,643                --                        48,643
     Common stock to be issued                            78                --                            78
     Accumulated deficit                             (22,306)           (1,452)           13         (23,758)
     Treasury shares                                    (250)               --                          (250)
                                                    --------          --------                      --------
          Total Stockholders' Equity                  26,175            (1,452)                       24,723
                                                    --------          --------                      --------
TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY                                         $ 41,196          $ (3,912)                     $ 37,284
                                                    ========          ========                      ========


   See notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                          INTEGRATED ORTHOPAEDICS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

Reference
Number            Description
---------         -----------
1.       The statements of operations and balance sheet for Integrated
         Orthopaedic, Inc. as of and for the nine months ended September 30,
         1999, summarized from its September 30, 1999 Quarterly Report on Form
         10-Q. The results of operations for the year ended December 31, 1998 is summarized from the Annual Report on Form 10-K.

2. To remove Front Range Orthopedic Center, P.C.'s ("FROC") historical results of operations.

3. To remove the IOI Management Services of Colorado's ("IOI of Colorado") amortization expense for the Management Services Agreement.

4. To record pro forma interest income of $66,000 and $85,000 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively, on the FROC and FROC, P.C. notes.

5. To remove the interest expense associated with the capital lease assumed by FROC, P.C.

6. To record the income tax benefit, after taking into effect the transaction.

7. To record the consideration received for the sale of the accounts receivable, furniture, fixtures and equipment and the termination of the Management Services Agreement.

8.       To remove FROC's assets and liabilities.

9. To remove IOI of Colorado's furniture, fixtures, equipment and accounts receivable.

10. To remove IOI of Colorado's Management Services Agreement as well as the related accumulated amortization.

11. To remove IOI of Colorado's capital lease obligation, which was assumed by FROC, P.C.

12.      To remove the deferred income tax liability associated with the Front
         Range Orthopaedic Center, P.C. Management Services Agreement.

                          INTEGRATED ORTHOPAEDICS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

Reference
Number            Description
----------        -----------
13.      To record the estimated loss on the sale as follows (Dollars
         in thousands):

                Cash Proceeds                                           $  700
                Promissory notes, net of discount                          974
                Capital lease obligation assumed by FROC, P.C.             266
                Other                                                       43
                                                                        ------
                Total Consideration                                      1,943
                                                                        ------

                  Legal and other closing cost                             144
                  Write-off of Management Services Agreement, Net        3,261
                Assets Sold:
                   Furniture, Fixtures, Equipment and Net Receivables      884
                                                                        ------
                                                                         4,289
                                                                        ------
                Pre-tax loss on sale                                     2,306
                Income tax benefit                                         854
                                                                        ------
                Loss on Sale, net of tax                                $1,452
                                                                        ------

14.      To record the tax benefit associated with the loss on the sale.
15.      To record accrual for legal costs related to the transaction.

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 10.1     Asset Purchase Agreement dated January 27, 2000, by and between IOI
          Management Services of Colorado, Inc., and Front Range Orthopedic
          Clinic, P.C.

 10.2     Asset Purchase Agreement dated January 27, 2000, by and between IOI
          Management Services of Colorado, Inc., and FROC, P.C.

 10.3 Agreement to Terminate the Management Agreement effective as of December 31, 1999, by and between FROC, P.C., and IOI Management
          Services of Colorado, Inc.